Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 (the “Report”) by Scanner Technologies Corporation (“Registrant”), I, Elwin M. Beaty, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

                  1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

                  2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

	By:	/s/ Elwin M. Beaty
Dated: November 7, 2005		Elwin M. Beaty Chief Executive Officer and Chief Financial Officer